UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 29, 2015

Value Line, Inc.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-11306 (Commission File Number)	13-3139843 (I.R.S Employer Identification No.)

485 Lexington Avenue
New York, New York
(Address of Principal Executive Offices)

10017

(Zip Code)

(212) 907-1500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 29, 2015, the annual meeting of the shareholders of Value Line was held to consider one proposal. Final votes have been tabulated and reported by American Stock Transfer & Trust Company, LLC, the Company’s transfer agent. Details of the voting are provided below:

Proposal 1:

To elect the following nominees as Directors of the Company.

	Votes For	Withheld
Howard A. Brecher	9,197,282	243,700
Stephen R. Anastasio	9,197,282	243,700
Mary Bernstein	9,197,382	243,600
Alfred Fiore	9,436,091	4,891
Stephen Davis	9,436,291	4,691
Glenn J. Muenzer	9,285,070	155,912

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE LINE, INC.

Dated: September 29, 2015	By:	/s/ Howard A. Brecher
Howard A. Brecher Chairman & Chief Executive Officer